WHEELER

REAL ESTATE INVESTMENT TRUST

verizon wireless
REASOR'S
HARPS
FOOD LION
CAFE

August 2015 NASDAQ: WHLR Exhibit 99.1

SAFE HARBOR
Wheeler
Real
Estate
Investment
Trust,
Inc.
(the
“Company”)
considers
portions
of
the
information
in
this
presentation
to
be
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
both
as
amended,
with
respect
to
the
Company's
expectation
for
future
periods.
Although
the
Company
believes
that
the
expectations
reflected
in
such
forward-looking
statements
are
based
upon
reasonable
assumptions,
it
can
give
no
assurance
that
its
expectations
will
be
achieved.
For
this
purpose,
any
statements
contained
herein
that
are
not
historical
fact
may
be
deemed
to
be
forward-looking
statements.
There
are
a
number
of
important
factors
that
could
cause
results
to
differ
materially
from
those
indicated
by
such
forward-looking
statements,
including,
among
other
factors,
local
conditions
such
as
oversupply
of
space
or
a
reduction
in
demand
for
real
estate
in
the
area;
competition
from
other
available
space;
dependence
on
rental
income
from
real
property;
the
loss
of,
significant
downsizing
of
or
bankruptcy
of
a
major
tenant;
constructing
properties
or
expansions
that
produce
a
desired
yield
on
investment;
the
Company’s
ability
to
renew
or
enter
into
new
leases
at
favorable
rates;
to
buy
or
sell
assets
on
commercially
reasonable
terms;
to
complete
acquisitions
or
dispositions
of
assets
under
contract,
to
secure
equity
or
debt
financing
on
commercially
acceptable
terms
or
at
all;
to
enter
into
definitive
agreements
with
regard
to
financing
and
joint
venture
arrangements
or
the
Company’s
failure
to
satisfy
conditions
to
the
completion
of
these
arrangements.
For
additional
factors
that
could
cause
the
results
of
the
Company
to
differ
materially
from
those
indicated
in
the
forward-looking
statements,
please
refer
to
“Risk
Factors”
listed
in
the
Company’s
most
annual
report
filed
with
the
SEC
and
available
for
review
at
www.sec.gov.
Readers
are
cautioned
that
forward
looking
statements
are
not
guarantees
of
future
performance,
and
should
not
place
undue
reliance
on
them.
In
formulating
the
forward
looking
statements
contained
in
this
presentation,
it
has
been
assumed
that
business
and
economic
conditions
affecting
Wheeler
will
continue
substantially
in
the
ordinary
course.
These
assumptions,
although
considered
reasonable
at
the
time
of
preparation,
may
prove
to
be
incorrect.

COMPANY OVERVIEW
Wheeler
is
an
internally-managed
REIT
focused
on
acquiring
well-located,
necessity-based
retail
properties
Target
grocery-anchored
shopping
centers
in
secondary
and
tertiary
markets
with
strong
demographics
Acquire
properties
at
attractive
yields
and
significant
discount
to
replacement
cost
Current
portfolio
of
48
properties
with
approximately
2.7
million
square
feet
of
Gross
Leasable
Area
38
shopping
center/retail
properties,
8
undeveloped
land
parcels,
1
redevelopment
property
and
1
self-
occupied
office
building
Approximately
90%
of
centers
are
anchored
or
shadow-anchored
by
a
grocery
store
Dedicated
management
team
with
strong
track
record
of
acquiring
and
selling
retail
properties
through
multiple
phases
of
the
investment
cycle
Predecessor
firm
achieved
an
average
IRR
of
approximately
28%
on
11
dispositions
Wheeler Real Estate Investment
Trust
Exchange:
Nasdaq
Ticker:
WHLR
Market Cap
(1)
:
$125.9 million
Stock Price
(1)
:
$1.91
52-Week Trading Range:
$1.85-$5.15
Common Stock
Outstanding:
65.9
million
Annualized Dividend:
$0. 21
Dividend Yield
(1)
:
11.0%
1)
As of 8/11/2015
Butler Square

Industry leading occupancy rate of approximately 94.5%
*
National and Regional merchants represent majority of Wheeler’s tenants
Diversified geography and tenant base
INVESTMENT HIGHLIGHTS
High Quality Existing
Portfolio
Wheeler properties serve the essential day-to-day shopping needs of the surrounding communities
Majority of tenants provide non-cyclical consumer goods and services that are less impacted by fluctuations in the economy
Necessity-Based
Retail
Secondary and Tertiary markets have limited competition from institutional buyers and low levels of new construction
Target markets experiencing selling pressure from generational transition, larger REITs shifting to core markets and expiring CMBS debt
Attractive Niche
Market Opportunity
Ability to scale platform as the Company grows results in improved profitability
Create value through intensive leasing and property expense management
Deep retailer relationships provide unique market knowledge
Third-party property management and development fees create additional revenue stream
Internally-Managed,
Scalable Platform
*
As of 8/11/2015

Steven M. Belote
Chief Financial Officer
Wheeler’s
Chief
Financial
Officer
since
2011
Prior
to
joining
Wheeler,
worked
at
Shore
Bank,
as
their
CFO,
playing
a
significant
role
in
IPO
during
1997
Previous
experience
also
includes
seven
years
at
BDO
Seidman,
LLP,
a
large
international
public
accounting
and
consulting
firm
Jon S. Wheeler
Chairman and CEO
Over
33
years
of
experience
in
the
real
estate
industry
In
1999,
founded
Wheeler
Interests,
LLC
(“Wheeler
Interests”),
a
company
which
we
consider
our
predecessor
firm,
that
focuses
on
the
acquisition,
leasing,
management,
renovation
&
development
of
commercial
shopping
center
properties
Overseen
the
acquisition
of
over
60
properties
with
Wheeler
Interests
WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry.
SEASONED,  ACCOMPLISHED & REPUTABLE MANAGEMENT TEAM
Dave Kelly
SVP, Director of Acquisitions
Over
25
years
of
experience
in
the
real
estate
industry
Previously
served
13
years
as
Director
of
Real
Estate
for
Supervalu,
Inc.,
a
Fortune
100
supermarket
retailer
Focused
on
site
selection
and
acquisition
for
Supervalu
from
New
England
to
the
Carolinas
completing
transactions
totaling
over
$500
million
Jeff Parker
Director of Leasing
Recently
joined
Wheeler
and
is
responsible
for
overseeing
all
leasing
operations
of
the
portfolio
Previously
served
as
Real
Estate
Portfolio
Manager
for
Southeast
and
Mid-Atlantic
regions
for
Dollar
Tree
Prior
to
Dollar
Tree,
Mr.
Parker
spent
ten
years
handling
the
leasing
and
sale
of
commercial
properties
at
CB
Richard
Ellis,
Inc.

WHEELER
REAL ESTATE INVESTMENT TRUST

As of August 2015, Wheeler owns 38 properties with GLA of 2,724,334 square feet, and 8 undeveloped land parcels totaling approximately 69 acres, 1 28,000 square foot redevelopment property and 1 self-occupied office building
Square Footage
Gross Leasable Area
Number of Properties
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
50
45
40
35
30
25
20
15
10
5
0
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
3/31/2015
6/30/2015
8/11/2015
5
11
11
11
12
15
23
32
36
39
42
48
Completes IPO, begins trading on NASDAQ
Completes a $4.5 million private placement transaction.
Closes secondary offering, $11.9 million raised
Completes a $10 million offering and sale of convertible and nonconvertible 9% senior notes and warrants (First part of a two tranche private placement transaction)
Addition of Wheeler Development
Secures $25 million guidance line of credit facility with KeyBank National Association
Raised an additional $2.2 million of 9% non-convertible senior notes and warrants to purchase shares of Wheeler common stock. Second Tranche of Financing. (Completed initial portion Dec. 2013).
Completes offering and sale of Series B Preferred Stock and warrants for net proceeds of $18.7 million
Completes transition to an internally-managed REIT with the acquisition of operating companies
Opens regional office in Charleston, South Carolina
Completes follow-on offering and sale of Series B Preferred Stock and warrants for gross proceeds of $20.5 million
Completes Series C Preferred Stock private placement transaction, which generates net proceeds of $84 million and the cancelation of $3 million in existing convertible debt.
Secures $45 Million Credit Facility With Key Bank
Signs non-binding joint venture agreement with Lightbridge

6 GROWTH STORY

STABLE
PORTFOLIO
FOCUSED
ON
NECESSITY-BASED
SHOPPING
Predominantly
Grocery-Anchored
Portfolio
2
Strong Grocer Rent to Sales
3
Grocery-
Anchored
90%
Non-
Grocery/
Community
Center
9%
Free-
standing
retail
1%
6%
38%
35%
15%
6%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
< 1.0%
1.0% to 2.0%
2.0% to 3.0%
3.0% to 4.0%
4.0%+
79%
of
grocery
store
GLA
with
a
rent/sales
ratio
below
3%
Company
believes
necessity-based
shopping
centers
are
resistant
to
economic
downturns.
In
our
view,
Necessity
=
Stability
The
average
consumer
in
the
US
makes
a
trip
to
a
grocery
store
2.2
times
per
week
1
During
2009-2014,
US
grocer
sales
increased
24%,
demonstrating
strength
of
the
traditional
grocery
store
1
Strong National and Regional Tenants
National
51%
Regional
25%
Local
24%
82% of Wheeler's GLA is occupied by national & regional tenants
1)
Source: Food Marketing Institute.
2)
Based
on
percentage
of
GLA
with
a
grocery
store
included
in
the
shopping
center
or
as
a
shadow-anchor.
3)
Based on 2014 sales from 19 grocers who report sales to us in our current portfolio.

WHEELER
REAL ESTATE INVESTMENT TRUST

BI-LO

FOOD LION

Kroger

REASOR'S

Associated Wholesale Grocers

HOBBY LOBBY

FAMILY DOLLAR

FOOD DEPOT

SHOP 'n SAVE

Citi Trends

Type
GLA
% of GLA
Grocery
265,391
11.04%
Grocery
191,280
7.96%
Grocery
84,938
3.53%
Grocery
81,000
3.37%
Grocery
75,000
3.12%
Home
Goods
58,935
2.45%
Grocery
58,473
2.43%
Grocery
57,427
2.39%
Grocery
46,700
1.94%
Grocery
37,500
1.56%
Total
956,644
39.79%
Restaurant
5.8%
Services
6.7%
Health &
personal
care
11.2%
Grocery
43.2%
Apparel &
Accessories
12.0%
Electronics
0.40%
Home
6.2%
General
Merchandise
9.2%
Other
5.3%
TENANT OVERVIEW
Top
10
Tenants
1
Top
tenants
represent
approximately
40%
of
portfolio
Tenant
concentration
expected
to
be
reduced
significantly
after
offering
proceeds
deployed
Focus
on
tenants
that
create
consistent
consumer
demand
offering
items
such
as
food,
postal,
dry-
cleaning,
health
services
and
discount
merchandise
Minimal
exposure
to
E-Commerce
industry
1)
As of 6/30/2015
Diversified
Merchandise
Mix
1

LEASE
EXPIRATION
SCHEDULE
1
Approximately
83%
of
GLA
leased
through
2016
or
beyond
Weighted
average
remaining
lease
term
of
4.91
years
Weighted
average
remaining
lease
term
for
grocery
anchor
tenants
is
6.54
years
6.02%
10.92%
11.09%
20.42%
12.28%
39.27%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
35.00%
40.00%
45.00%
2015
2016
2017
2018
2019
2020+
% of  Total Gross Leasable Area Expiring
1
1)
As of 6/30/2015

STRONG LEASING TRENDS
Wheeler
has
maintained
stable
occupancy
rates
–
average
of
94.9%
since
the
Company’s
IPO
33
renewals
in
2014
resulted
in
a
weighted
average
increase
of
6.6%
in
base
rent
For
the
first
six
months
of
2015,
approximately
155,963
square
feet
was
renewed
at
a
average
weighted
increase
of
7.24%
Industry
average
occupancy
rate
across
sectors
of
REITs
is
measured
at
93.6%
1
Historical Occupancy Rates
94.3%
94.3%
95.1%
95.0%
94.0%
94.2%
94.7%
95.2%
95.5%
95.8%
95.6%
93.0%
93.5%
94.0%
94.5%
95.0%
95.5%
96.0%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
1)
Source: Investment News.

INTEGRATED PLATFORM, PROVEN SUCCESS
Wheeler
has
acquisition,
leasing,
property
management,
development
and
re-development
services
all
in–house
Over
50
associates
Since
the
acquisition
of
Wheeler
Development
in
January
2014,
Wheeler
has
acquired
seven
undeveloped
properties
totaling
approximately
67
acres
of
land
and
one
redevelopment
property.
Development
and
leasing
services
generate
significant
fees
from
third-party
contracts
Extensive
pipeline
of
third-party
projects
expected
to
break
ground
in
2015
and
2016
Company
anticipates
by
year-end
2015,
it
will
report
approximately
$375,000
in
third
party
development
fees
and
$530,000
in
external
leasing
commissions
Predecessor
development
segment
developed
nine
properties
in
four
states
–
seven
are
currently
owned
by
Wheeler
Asset
Management
Acquisitions &
Development
Leasing &
Business Dev.
The Shoppes at Eagle Harbor
Developed by Wheeler Development in 2009
Corporate &
Accounting

WHEELER
REAL ESTATE INVESTMENT TRUST

Peebles
Kroger
DOLLAR GENERAL
Red Lobster
SONIC

CASE STUDY: FORREST GALLERY -
TULLAHOMA, TN
Purchase Price
LTV
Square Feet
Price / Foot
Anchor
Occupancy
Acquisition Cap Rate
Cost of Debt
Estimated ROE
Built
$11,500,000
79%
214,451
$54
Kroger
92%
8.8%
5.4%
21.6%
1987
Third-party property purchased in 2013
Tullahoma is ranked as the #1 “micropolitan” city in the state of Tennessee based on economic strength
Strong frontage on the main street in Tullahoma has drawn multiple popular restaurants and retailers
In discussion with Kroger to expand at their expense and relocate Dollar General to parking lot out-parcel
Recent Improvements include new roof on Kroger and out parcel which will be 100% recaptured through
CAM
Peebles recently exercised two 5-year options to extend lease to 2026
1)
Number
one
ranked
in
2014
and
2013
by
Policom
based
on
economic
strength
factors
such
as
employment,
earnings,
cost
of
living
and
standard
of
living.
Investment Summary

WHEELER
REAL ESTATE INVESTMENT TRUST

CVS/pharmacy
Lumber River Village

HARPS
Harp's

GROWTH STRATEGY
Well
located
properties
in
secondary
and
tertiary
markets
High
unlevered
returns
(expected
cap
rates
of
~9%)
Focus
on
best
in
market
grocery-anchored
centers
with
necessity-based
inline
tenants
National
&
regional
tenants
High
traffic
count
and
ease
of
access
Ancillary
&
Specialty
Income
Opportunity
to
improve
revenue
through
active
lease
and
expense
management
Utilizing
exterior
parking
for
build
to
suit
outparcels
or
pad
sales
Maximizing
CAM
reimbursement
income
available
from
existing
leases
Company
utilizes
strict
underwriting
guidelines
and
unique
due
diligence
processes
to
identify
key
issues
and
uncover
hidden
opportunities
with
large
potential
upside

WHEELER
REAL ESTATE INVESTMENT TRUST

FOOD LION

Bambinelli's
CHIR

ACQUISITION UPDATE
Year
to
date,
the
Company
has
closed
on
eight
shopping
center
properties:
Alex
City
Marketplace,
Butler
Square,
Brook
Run,
Beaver
Ruin
I,
Beaver
Ruin
II,
Chesapeake
Square,
Pierpont
Center
and
Sunshine
Plaza
for
a
total
acquisition
value
of
approximately
$85.4
million
with
an
average
cap
rate
of
8.76%;
an
average
interest
rate
of
4.25%;
and,
LTV
of
56%
In
2015,
the
Company
acquired
3
raw
land
parcels
totaling
4.5
acres
and
Columbia
Fire
Station,
a
28,000
square
foot
redevelopment
property.
24
properties
(individual
sales
and
2
property
portfolios)
under
LOI
or
contract
requiring
equity
investment
of
$71.4
million
at
average
cap
rate
of
8.79%
with
in
place
leases
Anticipate
financing
with
55%
LTV
at
approximately
4.5%
At
any
given
time,
the
Company
is
typically
evaluating
properties
or
negotiating
LOI’s
with
total
value
of
$75
-$100
million
Beaver Ruin Village

WHEELER
REAL ESTATE INVESTMENT TRUST

CLOSED

Under Contract

LOI

CURRENT PIPELINE (as of 8/11/2015)
Status
Property Name
Location
Square
Footage
Anchor
Price
Cap
Interest
Rate
LTV
Pierpont Center
Morgantown, WV
122,259
Shop n Save
$
13,885,000
9.23%
4.15%
70.58%
Alex Marketplace
Alexander City, AL
147,791
Winn Dixie
$
10,250,000
8.99%
3.95%
56.10%
Butler Square
Mauldin, SC
82,400
Bi Lo
$
9,400,000
8.60%
3.90%
60.00%
Brook Run
Richmond, VA
147,738
Martin's
$
18,500,000
8.12%
4.08%
59.19%
Beaver Ruin Village
Lilburn, GA
74,038
Kroger (Shadow)
$
12,350,000
8.58%
4.73%
56.68%
Beaver Ruin Village II
Lilburn, GA
34,925
Advanced Auto
$
4,375,000
9.03%
4.73%
54.86%
Chesapeake Square
Onley, VA
99,848
Food Lion
$
6,340,000
10.01%
-
0.00%
Sunshine Plaza
Lehigh Acres, FL
111,189
Winn Dixie,
Ace Hardware
$
10,350,000
8.56%
4.57%
57.00%
Total Closed
820,188
$
85,450,000
8.76%
4.25%
55.52%
Barnett Portfolio (3)
North Carolina
171,370
Food Lion (3)
$
15,325,000
8.78%
TBD
57%
Grove Park
South Carolina
106,557
BiLo
$
6,600,000
8.95%
TBD
58%
Conyers Crossing
Georgia
170,475
Hobby Lobby
$
10,750,000
8.90%
TBD
55%
Parkway Plaza
Georgia
52,365
Winn Dixie
$
6,075,000
8.55%
TBD
58%
Fort Howard Square
Georgia
113,652
Goody's, Goodwill, Fred's
$
11,500,000
8.89%
TBD
55%
SC Shopping Center
South Carolina
61,335
BiLo
$
7,000,000
8.90%
TBD
57%
Total Contract
675,754
$
57,250,000
8.83%
57%
Closed and Contract
1,495,942
$
142,700,000
8.79%
56%
SC Shopping Center
South Carolina
26,103
Walmart (Shadow)
$
5,100,000
8.81%
57%
SC Portfolio (14)
South Carolina
603,142
Various
$
72,500,000
8.97%
55%
SC Shopping Center
South Carolina
181,457
Grocery
$
20,500,000
8.09%
55%
Total LOI
810,702
$
98,100,000
8.78%
55%
Total All Categories
2,306,644
$
240,800,000
8.79%
56%

WHEELER
REAL ESTATE INVESTMENT TRUST

WHEELER
REAL ESTATE INVESTMENT TRUST

16 INVESTMENT HIGHLIGHTS Necessity-based Retail High Quality Existing Portfolio Attractive Niche Market Opportunity Internally-Managed, Scalable Platform

Appendix

PROPERTY OVERVIEW (as of 8/11/2015)
Property
Location
Number of
Tenants
Net
Leasable
Square Feet
Total Square Feet Leased
Percentage Leased
Annualized Base Rent
Annualized Base Rent
per Leased Square Foot
Alex City Marketplace
Alexander City, AL
17
147,791
127,141
86.03%
$
951,791
$
7.49
Amscot
Building
Tampa, FL
1
2,500
2,500
100.00%
100,738
40.30
Beaver Ruin Village
Lilburn, GA
29
74,038
67,763
91.52%
1,072,234
15.82
Beaver Ruin Village II
Lilburn, GA
4
34,925
34,925
100.00%
404,092
11.57
Berkley (2)
Norfolk, VA
-
-
-
-
-
-
Bixby Commons
Bixby, OK
75,000
75,000
100.00%
768,500
10.25
Brook Run Properties (2)
Richmond, VA
-
-
-
-
-
-
Brook Run Shopping Center
Richmond, VA
18
147,738
134,791
91.24%
1,584,179
11.75
Bryan Station
Lexington, KY
9
54,397
54,397
100.00%
553,008
10.17
Butler Square
Mauldin, South Carolina
16
82,400
82,400
100.00%
851,795
10.34
Carolina Place
(2)
Onley, VA
-
-
-
-
-
-
Chesapeake Square
Onley, VA
10
99,848
76,048
76.16%
607,583
7.99
Clover Plaza
Clover, SC
10
45,575
45,575
100.00%
349,843
7.68
Columbia Station (2)
Columbia, SC
-
-
-
-
-
-
Courtland Commons (2)
Courtland, VA
-
-
-
-
-
-
Crockett Square
Morristown, TN
4
107,122
107,122
100.00%
871,897
8.14
Cypress Shopping Center
Boiling Springs, SC
13
80,435
73,785
91.73%
755,162
10.23
Edenton Commons (2)
Edenton, NC
-
-
-
-
-
-
Forrest Gallery
Tullahoma, TN
26
214,451
199,816
93.18%
1,181,234
5.91
Freeway Junction
Stockbridge, GA
17
156,834
153,299
97.75%
1,010,753
6.59
Graystone Crossing
Tega Cay, SC
11
21,997
21,997
100.00%
504,443
22.93
Harbor Point (2)
Grove, OK
-
-
-
-
-
-
Harps at Harbor Point
Grove, OK
1
31,500
31,500
100.00%
364,432
11.57
Harrodsburg Marketplace
Harrodsburg, KY
8
60,048
58,248
97.00%
438,556
7.53
Jenks Plaza
Jenks, OK
5
7,800
7,800
100.00%
143,416
18.39
Jenks Reasors
Jenks, OK
1
81,000
81,000
100.00%
912,000
11.26
LaGrange Marketplace
LaGrange, GA
13
76,594
71,494
93.34%
385,317
5.39
Laskin Road (2)
Virginia Beach, VA
-
-
-
-
-
-
Lumber River Village
Lumberton, NC
12
66,781
66,781
100.00%
497,490
7.45
Monarch Bank
Virginia Beach, VA
1
3,620
3,620
100.00%
250,538
69.21
Perimeter Square
Tulsa, OK
8
58,277
55,773
95.70%
677,789
12.15
Pierpont Centre
Morgantown, WV
20
122,259
122,259
100.00%
1,327,437
10.86
Port Crossing
Harrisonburg, VA
7
65,365
57,710
88.29%
737,392
12.78
Riversedge North (1)
Virginia Beach, VA
-
-
-
0.00%
-
-
Shoppes at TJ Maxx
Richmond, VA
16
93,552
90,539
96.78%
1,062,636
11.74
South Square
Lancaster, SC
5
44,350
39,850
89.85%
318,822
8.00
Starbucks/Verizon
Virginia Beach, VA
2
5,600
5,600
100.00%
185,695
33.16
St. George Plaza
St. George, SC
6
59,279
50,829
85.75%
357,393
7.03
Sunshine Shopping Plaza
Lehigh Acres, FL
21
111,189
107,486
96.67%
948,880
8.83
Surrey Plaza
Hawkinsville, GA
5
42,680
42,680
100.00%
291,495
6.83
Tampa Festival
Tampa, FL
22
137,987
137,987
100.00%
1,224,828
8.88
The Shoppes at Eagle Harbor
Carrollton, VA
7
23,303
23,303
100.00%
454,530
19.51
Tulls Creek (2)
Moyock, NC
-
-
-
-
-
-
Twin City Commons
Batesburg-Leesville, SC
5
47,680
47,680
100.00%
449,194
9.42
Walnut Hill Plaza
Petersburg, VA
11
87,239
74,345
85.22%
593,323
7.98
Waterway Plaza
Little River, SC
8
49,750
46,150
92.76%
396,983
8.60
Westland Square
West Columbia, SC
9
62,735
58,365
93.03%
435,311
7.46
Winslow Plaza
Sicklerville, NJ
14
40,695
37,095
91.15%
526,530
14.19
Total Portfolio
393
2,724,334
2,574,653
94.51%
$
24,547,239
$
9.53
1)
Riversedge
North is Company’s corporate office.
2)
Undeveloped/redevelopment property

WHEELER
REAL ESTATE INVESTMENT TRUST

➢

➢

➢

WHLR's Debt Profile
Total Outstanding Debt: $163.8 million¹
Outstanding Debt (in millions)
$120
$100
$80
$60
$40
$20
$0
$20.8
$11.7
$16.2
$2.6
$9.7
$99.7
2016
2017
2018
2019
2020
Thereafter
Outstanding Indebtedness Maturing During Periods Ending June 30th

Strong
lending
relationships
with
nationally
recognized
banks;
strong
capital
position
expected
to
significantly
improve
bargaining
power
Recently
expanded
revolving
credit
facility
with
KeyBank
National
Association
for
$45
million
with
an
accordion
feature
for
up
to
$100
million
Weighted
average
interest
rate
of
4.86%
DEBT
/
MATURITY
PROFILE
1
1)
As of 6/30/2015

CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended June 30,
Six Months Ended June 30,
2015
2014
2015
2014
(unaudited)
TOTAL REVENUES
6,703,361
$
3,633,694
$
12,455,502
$
7,297,846
OPERATING EXPENSES:
Property operations
1,901,313
909,037
3,533,492
1,832,219
Non-REIT management and leasing services
231,777
—
601,552
—
Depreciation and amortization
4,074,749
1,735,944
7,311,233
3,521,546
Provision for credit losses
54,538
(28,032
101,736
(28,032
Corporate general & administrative
3,518,630
1,385,549
5,829,860
2,217,867
Total Operating Expenses
9,781,007
4,002,498
17,377,873
7,543,600
Operating Income
(3,077,646)
(368,804
(4,922,371
(245,754
Interest expense
(2,217,592)
(1,536,637
(4,596,056
(2,905,575
Net Loss
(5,295,238)
(1,905,441
(9,518,427
(3,151,329
Less:
Net
loss
attributable
to
noncontrolling
interests
(440,216)
(81,451
(902,592
(168,703
Net Loss Attributable to Wheeler REIT
(4,855,022)
(1,823,990
(8,615,835
(2,982,626
Preferred stock dividends
(8,334,102)
(423,555
(10,836,325
(464,258
Deemed dividend related to beneficial conversion feature of preferred stock
(59,520,000)
—
(59,520,000
—
Net Loss Attributable to Wheeler REIT
Common Shareholders
(72,709,124)
$
(2,247,545
$
(78,972,160
$
(3,446,884
Loss per share:
Basic and Diluted
(4.13)
$
(0.31
$
(6.20
$
(0.47
Weighted-average number of shares:
Basic and Diluted
17,594,873
7,329,788
12,727,710
7,258,068

BALANCE SHEET SUMMARY

June 30,
2015
December 31,
2014
ASSETS:
(unaudited)
Investment properties, net
$
192,945,133
152,250,986
Cash and cash equivalents
49,165,844
9,969,748
Rents and other tenant receivables, net
2,193,602
1,985,466
Goodwill
5,485,823
7,004,072
Above market lease intangible, net
5,681,901
4,488,900
Deferred costs and other assets, net
45,688,802
29,272,096
Total Assets
$
301,161,105
204,971,268
LIABILITIES:
Loans payable
$
163,826,466
141,450,143
Below market lease intangible, net
5,016,648
5,267,073
Accounts payable, accrued expenses and other liabilities
8,227,725
5,130,625
Total Liabilities
177,070,839
151,847,841
Commitments and contingencies
—
—
EQUITY:
Series A preferred stock (no par value, 4,500 shares authorized, 1,809 shares issued and outstanding, respectively)
1,458,050
1,458,050
Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 1,595,900 and 1,648,900 shares issued and outstanding, respectively)
36,806,496
37,620,254
Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 54,419,013 and 7,512,979 shares issued and outstanding, respectively)
544,190
75,129
Additional paid-in capital
183,834,995
31,077,060
Accumulated deficit
(108,544,140)
(27,660,234)
Total Shareholders’ Equity
114,099,591
42,570,259
Noncontrolling
interests
9,990,675
10,553,168
Total Equity
124,090,266
53,123,427
Total Liabilities and Equity
$
301,161,105
204,971,268

FFO and CORE FFO
Three Months Ended June 30,
Six Months Ended June 30,
2015
2014
2015
2014
(unaudited)
Total FFO
(1,220,489)
$
(169,497
(2,207,194
370,217
Preferred stock dividends
(8,334,102)
(423,555
(10,836,325
(464,258
Preferred stock accretion adjustments
5,768,361
67,137
6,979,563
67,137
Total FFO available to common shareholders and common unitholders
(3,786,230)
(525,915
(6,063,956
(26,904
Acquisition costs
740,223
343,000
1,433,739
400,000
Capital related costs
553,132
—
621,650
—
Other non-recurring expenses
327,480
—
416,980
—
Share-based compensation
256,300
145,000
301,300
145,000
Straight-line rent
(34,824)
(49,260
(93,435
(138,109
Loan cost amortization
259,050
187,769
745,248
274,600
Above (below) market lease amortization
213,746
(22,452
409,475
(45,756
Perimeter legal accrual
124,300
—
124,300
—
Tenant improvement reserves
(63,400)
—
(122,900
—
Recurring capital expenditures
(76,100)
—
(147,500
—
Total Core FFO
(1,486,323)
$
78,142
(2,375,099
608,831
Weighted Average Common Shares
17,594,873
7,329,788
12,727,710
7,258,068
Weighted Average Common Units
3,695,990
2,008,338
3,618,712
1,935,741
Total Common Shares and Units
21,290,863
9,338,126
16,346,422
9,193,809
FFO per Common Share and Common Units
(0.18)
$
(0.06
(0.37
—
Core FFO per Common Share and Common Units
(0.07)
$
0.01
(0.15
0.07
Pro forma Core FFO per Common Share and Common Units (1)
0.02
—
0.04
—
(1)
Pro
forma
Core
FFO
assumes
the
following
transactions
had
occurred
on
January
1,
2015:
(i)
the
Pierpont
Center,
Alex
City
Marketplace,
Butler
Square,
Brook
Run
Shopping
Center,
Beaver
Ruin
Village,
Beaver
Ruin
Village
II,
Chesapeake
Square
acquisitions;
the
Series
C
Preferred
Stock
capital
raise
and
subsequent
conversion;
and
the
Series
A
Preferred
Stock
and
Series
B
Convertible
Preferred
Stock
exchange
offer
that
closed
on
July
23,
2015.
Additionally,
we
excluded
all
non-recurring
expenses
detailed
in
“Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations”
included
in
our
June
2015
Quarterly
Report
on
Form
10-Q,
the
Lumber
River
loan
which
was
paid
off
on
May
1,
2015
and
any
additional
common
stock
and
common
units
issued
during
the
six
months
ended
June
30,
2015
were
outstanding
for
the
entire
period.
The
Pro
forma
Core
FFO
is
being
presented
solely
for
purposes
of
illustrating
the
potential
impact
of
these
transactions
as
if
they
occurred
on
January
1,
2015,
based
on
information
currently
available
to
management,
and
is
not
necessarily
indicative
of
what
actual
results
would
have
been
had
the
transactions
referred
to
above
occurred
on
January
1,
2015.

CAPITAL STRUCTURE
March 31, 2015
June 30, 2015
Post
Exchange
1
Debt
Outstanding ($000)
Outstanding ($000)
Outstanding ($000)
Security
Senior
Non-Convertible
Debt
(9%
Coupon,
Dec-15
/
Jan-16
Maturity)
2
$6,160
$6,160
$6,160
Senior
Convertible
Debt
(9%
Coupon,
Dec-18
Maturity)
3
$3,000
$3,000
$3,000
Property Debt (4.74%/4.56% Weighted Average Coupon, Various Maturities)
$138,474
$154,666
$154,666
Total Debt
$147,634
$163,826
$163,826
Equity
Shares
Outstanding
Amount ($000)
Shares
Outstanding
Amount
($000)
Shares
Outstanding
Amount
($000)
Security
Series A 9% Preferred ($1,000 / share)
1,809
$1,809
1,809
$1,809
562
562
Series
B
9%
Preferred
($25
/
share,
$5.00
conversion
price)
4
1,595,900
$39,898
1,595,900
$39,898
730,419
18,260
Series C Preferred ($1,000 / share, $2.00 conversion price)
93,000
$93,000
-
-
-
-
Common
Stock
/
OP
Units
5
11,358,759
$22,717
58,497,605
$116,995
69,939,607
$139,879
Market Value of Equity
$157,424
$158,702
$158,701
Total Capitalization
$305,058
$322,528
$322,527
1.
After giving effect to the exchange of the Series A & B Preferred Stock that closed on July 20, 2015
2.
648,425 warrants were issued in connection with the Senior Non-Convertible Debt, each with a $4.75 exercise price and expiration in Jan-19
3.
Convertible at lesser of $5.50 or 95% of the offering price for a firm commitment, underwritten, public Follow-On of common stock
4.
1,987,500 warrants were issued in connection with the Series B Preferred Stock, each with a $5.50 exercise price and expiration in Apr-19
5.
Assumes a $2.00 stockprice

NASDAQ: WHLR
For Additional Information
At the Company:
Investor Relations Counsel:
The Equity Group Inc.
Robin Hanisch
Corporate Secretary
Robin@whlr.us
757-627-9088
Laura Nguyen
Director of Capital
Markets
Laura@whlr.us
757-627-9088
Terry Downs
Associate
TDowns@equityny.com
212-836-9615
Adam Prior
Senior Vice President
APrior@equityny.com
212-836-9606
Think Retail. Think Wheeler.®